UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 20, 2006
                                                          ---------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                  001-09974                            13-2866202
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          (Commission File Number)          (IRS Employer Identification No.)

           60 EXECUTIVE BOULEVARD
            FARMINGDALE, NEW YORK                                      11735
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (631) 755-5500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

     Patent No. US 7,064,197 B1, dated June 20, 2006, entitled, System, Array and Non-Porous Solid Support Comprising Fixed or Immobilized Neucleic Acids was issued. Enzo Life Sciences, Inc. is the assignee of this patent.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
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Exhibit No.       Description
-----------       -----------
99.1              Patent No. US 7,064,197 B1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENZO BIOCHEM, INC.


Date:  June 20, 2006                  By:  /s/ Barry Weiner
                                          ------------------------------
                                          Barry Weiner
                                          President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------
99.1              Patent No. US 7,064,197 B1